Exhibit (j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A (“Registration Statement”) of our report dated November 24, 2010 relating to the financial statements and financial highlights which appears in the September 30, 2010 Annual Report to Shareholders of DWS Global Inflation Plus Fund (formerly of DWS Institutional Funds), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A (“Registration Statement”) of our report dated November 24, 2010 relating to the financial statements and financial highlights which appears in the September 30, 2010 Annual Report to Shareholders of the DWS GNMA Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2011

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the caption “Financial Highlights” in the DWS High Income Fund’s (the “Fund”) Prospectus and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in the Fund’s Statement of Additional Information, and to the incorporation by reference in Post-Effective Amendment Number 52 to the Registration Statement (Form N-1A, No. 002-91577) of our report dated November 23, 2010, on the financial statements and financial highlights of the DWS High Income Fund, included in the Fund’s Annual Report dated September 30, 2010.

/s/Ernst & Young LLP

Boston, Massachusetts
January 26, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A ("Registration Statement") of our report dated December 21, 2010, relating to the financial statements and financial highlights which appears in the October 31, 2010 Annual Report to Shareholders of DWS High Income Plus Fund (formerly of DWS Advisor Funds), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A ("Registration Statement") of our report dated December 21, 2010, relating to the financial statements and financial highlights which appears in the October 31, 2010 Annual Report to Shareholders of DWS Short Duration Fund (formerly of DWS Advisor Funds), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2011

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A (“Registration Statement”) of our report dated November 24, 2010 relating to the financial statements and financial highlights which appears in the September 30, 2010 Annual Report to Shareholders of DWS Short Duration Plus Fund (formerly of DWS Advisor Funds), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 28, 2011

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the caption “Financial Highlights” in the DWS Strategic Government Securities Fund’s (the “Fund”) Prospectus and “Independent Registered Public Accounting Firm, Reports to Shareholders, and Financial Statements” in the Fund’s Class Statement of Additional Information, and to the incorporation by reference in Post-Effective Amendment Number 52 to the Registration Statement (Form N-1A, No. 002-91577) of our report dated December 21, 2010, on the financial statements and financial highlights of the DWS Strategic Government Securities Fund, included in the Fund’s Annual Report dated October 31, 2010.

/s/ Ernst & Young LLP

Boston, Massachusetts
January 26, 2011

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the caption “Financial Highlights” in the DWS Strategic Income Fund’s (the “Fund”)  Prospectus and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in the Fund’s Statement of Additional Information, and to the incorporation by reference in Post-Effective Amendment Number 52 to the Registration Statement (Form N-1A, No. 002-91577) of our report dated December 21, 2010, on the financial statements and financial highlights of the DWS Strategic Income Fund, included in the Fund’s Annual Report dated October 31, 2010.

/s/Ernst & Young LLP

Boston, Massachusetts
January 26, 2011